Exhibit 99

NEWS RELEASE

The Progressive Corporation 6300 Wilson Mills Road Mayfield Village, Ohio 44143 http://www.progressive.com	Company Contact: Thomas A. King (440)395-2260

FOR IMMEDIATE RELEASE
MAYFIELD VILLAGE, OHIO — August 16, 2006 — The Progressive Corporation today reported the following results for July 2006:

(millions, except per share amounts and ratios)	July	July
	2006	2005	Change
Net premiums written	$1,427.7	$1,403.2	2%
Net premiums earned	1,367.1	1,337.8	2%
Net income	148.8	143.9	3%
Per share	.19	.18	6%
Combined ratio	86.6	86.9	(.3) pts.
See the “Income Statements” for further month and year-to-date information.
     Progressive also announced that its Drive business has signed a joint marketing agreement with Homesite Insurance group, a national provider of homeowners, rental and condo insurance. We expect to commence a three-state test program before the end of the year to enable specially selected independent agents in Ohio, Pennsylvania and Oregon to offer a stand-alone homeowners product to eligible Drive auto insurance customers.
     Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business units write insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. See “Supplemental Information” for month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
July 2006
(millions — except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]

Direct premiums written	$1,452.7

Net premiums written	$1,427.7

Revenues:
Net premiums earned	$1,367.1
Investment income	51.4
Net realized gains (losses) on securities	(6.0)
Service revenues	2.8

Total revenues	1,415.3

Expenses:
Losses and loss adjustment expenses	910.9
Policy acquisition costs	139.0
Other underwriting expenses	133.5
Investment expenses	.9
Service expenses	2.1
Interest expense	6.1

Total expenses	1,192.5

Income before income taxes	222.8
Provision for income taxes	74.0

Net income	$148.8

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	767.6

Per share	$.19

Diluted:
Average shares outstanding	767.6
Net effect of dilutive stock-based compensation	9.2

Total equivalent shares	776.8

Per share	$.19

[1]	For a description of our reporting and accounting policies, see Note 1 to our 2005 audited consolidated financial statements included in our 2005 Shareholders’ Report, which can be found at www.progressive.com/annualreport.
The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	1.1%
Common stocks	.3%
Total portfolio	1.0%

Pretax recurring investment book yield	4.4%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
July 2006 Year-to-Date
(millions — except per share amounts)
(unaudited)

	Year-to-Date
	2006	2005	% Change
Direct premiums written	$8,952.0	$8,787.9	2

Net premiums written	$8,784.0	$8,602.1	2

Revenues:
Net premiums earned	$8,432.0	$8,141.6	4
Investment income	365.6	293.0	25
Net realized gains (losses) on securities	(32.6)	9.2	NM
Service revenues	19.1	25.4	(25)

Total revenues	8,784.1	8,469.2	4

Expenses:
Losses and loss adjustment expenses	5,577.9	5,338.8	4
Policy acquisition costs	866.0	863.1	0
Other underwriting expenses	810.0	781.3	4
Investment expenses	6.8	7.0	(3)
Service expenses	15.2	14.3	6
Interest expense	46.0	48.4	(5)

Total expenses	7,321.9	7,052.9	4

Income before income taxes	1,462.2	1,416.3	3
Provision for income taxes	476.4	465.4	2

Net income	$985.8	$950.9	4

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	782.3	791.1	(1)

Per share	$1.26	$1.20	5

Diluted:
Average shares outstanding	782.3	791.1	(1)
Net effect of dilutive stock-based compensation	10.1	11.6	(13)

Total equivalent shares	792.4	802.7	(1)

Per share	$1.24	$1.18	5

NM = Not Meaningful
The following table sets forth the investment results for the year-to-date period:

	2006	2005
Fully taxable equivalent total return:
Fixed-income securities	2.3%	1.9%
Common stocks	3.7%	4.4%
Total portfolio	2.5%	2.3%

Pretax recurring investment book yield	4.5%	3.9%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
July 2006
($ in millions)
(unaudited)
Current Month

				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total

Net Premiums Written	$791.8	$449.9	$1,241.7	$183.4	$2.6	$1,427.7
% Growth in NPW	(1)%	6%	1%	6%	NM	2%
Net Premiums Earned	$763.0	$420.3	$1,183.3	$181.4	$2.4	$1,367.1
% Growth in NPE	(2)%	6%	1%	12%	NM	2%

GAAP Ratios
Loss/LAE ratio	68.2	65.3	67.1	63.4	NM	66.7
Expense ratio	20.1	20.2	20.2	18.3	NM	19.9

Combined ratio	88.3	85.5	87.3	81.7	NM	86.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$2.3
Current accident year						3.5

Calendar year actuarial adjustment	$2.7	$1.7	$4.4	$1.4	$0.0	$5.8

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$2.3
All other development						21.3

Total development						$23.6

Calendar year loss/LAE ratio						66.7

Accident year loss/LAE ratio						68.4

Statutory Ratios
Loss/LAE ratio						66.7
Expense ratio						19.1

Combined ratio						85.8

NM = Not Meaningful

[1]	Primarily includes professional liability insurance for community banks and Progressive’s run-off businesses. The other businesses generated an underwriting profit of $.5 million for the month.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
July 2006 Year-to-Date
($ in millions)
(unaudited)
Year-to-Date

				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total

Net Premiums Written	$4,877.4	$2,684.3	$7,561.7	$1,206.0	$16.3	$8,784.0
% Growth in NPW	(1)%	6%	1%	10%	NM	2%
Net Premiums Earned	$4,746.9	$2,579.5	$7,326.4	$1,090.8	$14.8	$8,432.0
% Growth in NPE	0%	8%	2%	13%	NM	4%

GAAP Ratios
Loss/LAE ratio	67.6	66.2	67.1	60.4	NM	66.1
Expense ratio	20.0	19.9	20.0	18.9	NM	19.9

Combined ratio	87.6	86.1	87.1	79.3	NM	86.0

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$97.0
Current accident year						25.1

Calendar year actuarial adjustment	$63.3	$30.6	$93.9	$28.0	$.2	$122.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$97.0
All other development						99.0

Total development						$196.0

Calendar year loss/LAE ratio						66.1

Accident year loss/LAE ratio						68.4

Statutory Ratios
Loss/LAE ratio						66.2
Expense ratio						19.5

Combined ratio						85.7

Statutory Surplus						$5,689.2

NM = Not Meaningful

	July	July
Policies in Force	2006	2005	Change

(in thousands)
Drive — Auto	4,512	4,492	0%
Direct — Auto	2,407	2,282	5%
Special Lines[3]	2,897	2,646	9%

Total Personal Lines	9,816	9,420	4%

Commercial Auto Business	504	459	10%

[1]	The other businesses generated an underwriting profit of $6.5 million.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

[3]	Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions— except per share amounts)
(unaudited)

July
2006
CONDENSED GAAP BALANCE SHEET:[1]
Investments — Available-for-sale, at market:
Fixed maturities (amortized cost: $10,713.9)	$10,604.9
Equity securities:
Preferred stocks (cost: $1,451.5)	1,454.5
Common equities (cost: $1,441.5)	2,111.9
Short-term investments (amortized cost: $1,997.6)	1,998.3

Total investments[2]	16,169.6
Net premiums receivable	2,700.3
Deferred acquisition costs	482.5
Other assets	1,732.7

Total assets	$21,085.1

Unearned premiums	$4,686.4
Loss and loss adjustment expense reserves	5,725.9
Other liabilities[2]	2,930.2
Debt	1,185.3
Shareholders’ equity	6,557.3

Total liabilities and shareholders’ equity	$21,085.1

Common Shares outstanding	772.2
Shares repurchased — July	3.6
Average cost per share	$24.76
Book value per share	$8.49
Trailing 12-month return on average shareholders’ equity	23.3%
Net unrealized pre-tax gains on investments	$565.1
Increase (decrease) from June 2006	$95.7
Increase (decrease) from December 2005	$(35.0)
Debt to total capital ratio	15.3%
Fixed-income portfolio duration	3.3 Years
Weighted average credit quality	AA
Year-to-date Gainshare factor	1.30

[1]	Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $330.7 million.

[2]	Amounts include net unsettled security acquisitions, including repurchase commitments, of $1,468.4 million.

Monthly Commentary
•	The Company has no additional commentary regarding July’s results.
The Progressive Group of Insurance Companies, in business since 1937, ranks third in the nation for auto insurance based on premiums written and provides drivers with competitive rates and 24/7, in-person and online service. The products and services of the Progressive Direct Group of Insurance Companies are marketed directly to consumers by phone at 1-800-PROGRESSIVE and online at www.progressivedirect.com through the Progressive Direct® brand. The Drive Group of Progressive Insurance Companies offers insurance through more than 30,000 independent insurance agencies that market their products and services through the Drive® Insurance from Progressive brand. For more information about Drive Insurance, go to www.driveinsurance.com. The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. More information, including a guide to interpreting the monthly reporting package, can be found at www.progressive.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.